BayFirst Financial Corp. (NASDAQ:BAFN) 2024 – Second Quarter Results (Unaudited)

22 In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of health crises, global military hostilities, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward- looking statements. Cautionary Statement Concerning Forward-Looking Information Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

3 ABOUT BAYFIRST FINANCIAL CORP. TAMPA BAY’S PREMIER COMMUNITY BANKING FRANCHISE IN THE TAMPA BAY- SARASOTA REGION(1) HOW WE RANK 2 ASSET SIZE BILLION TOTAL ASSETS (2)$1.22 SBA ORIGINATION SBA 7(a) ORIGINATOR IN THE NATION BY UNITS (3) #3 GROWTH ASSET GROWTH SINCE DEC 31, 2019(2)129% 1. Deposit ranking of banks with assets less than $10B headquartered in the Tampa-Sarasota region as of March 31, 2024 from Uniform Bank Performance Reports 2. Financial data as of June 30, 2024 3. As of SBA’s quarter ended June 30, 2024 INITIATIVES CORPORATE SOCIAL RESPONSIBILITY FOCUSED CSR DEPOSITS $97.6 MILLION IN TOTAL DEPOSIT GROWTH OVER THE PAST YEAR(2) COMMUNITY BANKING LAUNCHED HEALTHCARE BANKING IN JUNE

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 4 KEY INVESTMENT POINTS Second largest community bank (deposits) based in attractive Tampa Bay-Sarasota region(1) Total asset growth of 129% since YE2019 Innovative technology driven bank planning for the future of banking Among the nation’s top SBA loan originators Deposit growth of 10% over last twelve months Experienced management team with strong insider ownership of 15% ✔ ✔ ✔ ✔ ✔ ✔ ✔ The Company has continuously paid quarterly common stock cash dividends since 2016 1. Deposit ranking of banks with assets less than $10B headquartered in the Tampa-Sarasota region as of March 31, 2024 from Uniform Bank Performance Reports

55 ABOUT BAYFIRST FINANCIAL CORP. CURRENT BANKING CENTER LOCATION SOLID BANKING CENTER FRANCHISE IN TAMPA BAY-SARASOTA REGION

6 • Advanced technology platform to support innovative products and services while improving efficiencies • PowerLOS is an automated, highly scalable SBA and commercial loan origination system • Working with FinTechs to offer new and innovative services through Mulesoft API platform • 12 banking centers in Tampa Bay- Sarasota region • Full suite of commercial and consumer loan and deposit products to meet the needs of Tampa Bay individuals, families and small businesses • BayFirst’s in-house government guaranteed lending platform • #3 in units and #9 SBA lender in dollars as of SBA's quarter ended 6/30/24 • #1 SBA lender in the five county Tampa Bay area at SBA’s FY ended 9/30/23 ◦ Small Loan Balance program: ▪ Includes our Bolt loans up to $150K, with up to 85% SBA government guarantee • Core program: ▪ Traditional SBA loans over $150K and up to $5 million ▪ Supports organic loan generation through sales team and partners COMMUNITY BANKING TECHNOLOGY FOCUSED INNOVATIVE COMMUNITY BANK Technology focused community bank with diversified revenue streams CREDITBENCH

7 ATTRACTIVE LOAN COMPOSITION Composition of Loans Held for Investment as of June 30, 2024 26.6% 18.1% 12.4% 24.4% 6.0% 3.5% 0.4% 8.6% C&I Residential HELOC Owner-occupied nonfarm/nonresidential Other nonfarm/nonresidential C&D Multifamily residential and farmland Consumer & Other Loan Highlights • Loan portfolio is well-diversified across major loan types with a low concentration of non owner-occupied commercial real estate loans • Total loan production of $179 million during the quarter • Loans held for investment grew $73 million during the quarter

8 SOLID DEPOSIT COMPOSITION Deposit Portfolio Composition as of June 30, 2024 • Total Deposits grew $57 million during the first six months of 2024 • Approximately 81% of deposits are insured as of June 30, 2024 • Minimal use of short-term brokered deposits ($60 million as of June 30, 2024) • Grew number of checking accounts by 11% YTD Noninterest Bearing Transaction, 9.0% Interest Bearing Transaction, 22.7% Savings & Money Market, 40.3% Time Deposits, 28.0% Deposit Highlights

9 INVESTMENT SECURITIES AFS Investment Securities Portfolio as of June 30, 2024 (fair market value, in thousands) Investment Securities Portfolio Details • Minimal exposure to market value losses due to modest investment securities portfolio (0.4% of total assets) • Other Comprehensive Loss of $3.1 million reduced Tangible Book Value by $0.75 as of June 30, 2024 ◦ We intend and have the ability to hold the available for sale investment securities to maturity; no plan to sell ◦ No impact to regulatory capital ratios • $2.5 million of HTM investment securities, net of ACL of $14 thousand Asset-backed securities, $6,306 MBS: U.S. Government- sponsored enterprises, $7,360CMO: U.S. Government- sponsored enterprises, $16,118 Corporate bonds, $8,901

10 STRATEGIC PILLARS 2024 Maintain Strong Capital Manage and Evolve Risk Management Leverage Our SBA Expertise Promote Innovation Maintain Granularity of Deposit and Loan Portfolios Leverage Banking Center Franchise and Core Deposit Base Continue to Promote Workplace Culture and Social Responsibility

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 11 GOALS & INITIATIVES: 2024 AND BEYOND • Increase the volume of small-balance SBA loans • Focus on revenue growth and optimize the Bank’s efficiency ratio • Maximize existing banking centers to increase brand awareness and core deposit customers • Partner with Fintech firms to create fee income and loan and deposit opportunities • Grow capital and expand the Company’s shareholder base • Enhance overall customer experience, engagement, and satisfaction • Improve digital channels and functionalities to elevate customer engagement • Maximize the investment in technology • Position the Bank to achieve an “Outstanding” CRA rating

12 Q2 2024 For the Three Months Ended ($000s) 6/30/2024 3/31/2024 Increase/ (Decrease) 6/30/2023 Increase/ (Decrease) Interest income $ 20,427 $ 19,187 $ 1,240 $ 17,792 $ 2,635 Interest expense 11,245 10,445 800 7,684 3,561 Net interest income 9,182 8,742 440 10,108 (926) Provision for credit losses 3,000 4,058 (1,058) 2,765 235 Noninterest income 11,653 14,268 (2,615) 10,937 716 Noninterest expense 16,610 17,773 (1,163) 16,402 208 Income tax expense 349 296 53 461 (112) Net income from continuing operations 876 883 (7) 1,417 (541) Net income (loss) from discontinued operations (10) (59) 49 (32) 22 Net income 866 824 42 1,385 (519) Preferred dividends 386 385 1 208 178 Net income available to common shareholders $ 480 $ 439 $ 41 $ 1,177 $ (697)

13 Q2 2024 Six Months Ended June 30, ($000s) 2024 2023 Increase/ (Decrease) Interest income $ 39,614 $ 32,043 $ 7,571 Interest expense 21,690 12,882 8,808 Net interest income 17,924 19,161 (1,237) Provision for credit losses 7,058 4,707 2,351 Noninterest income 25,921 20,385 5,536 Noninterest expense 34,383 31,814 2,569 Income tax expense 645 741 (96) Net income from continuing operations 1,759 2,284 (525) Net income (loss) from discontinued operations (69) (160) 91 Net income 1,690 2,124 (434) Preferred dividends 771 416 355 Net income available to common shareholders $ 919 $ 1,708 $ (789)

14 Q2 2024 As of and For the Three Months Ended As of and For the Six Months Ended 6/30/2024 3/31/2024 6/30/2023 6/30/2024 6/30/2023 Return on average assets(1) 0.29% 0.29% 0.52% 0.29% 0.42 % Return on average common equity(1) 2.26% 2.06% 5.86% 2.16% 4.29 % Tangible book value per common share $ 20.54 $ 20.45 $ 19.85 $ 20.54 $ 19.85 Diluted earnings per common share $ 0.12 $ 0.11 $ 0.29 $ 0.22 $ 0.42 Dividend payout ratio 68.91% 75.27% 27.89% 71.95% 38.34 % Total Capital (to risk-weighted assets) 11.79% 12.29% 13.60% 11.79% 13.60 % Common Equity Tier 1 Capital (to risk- weighted assets) 10.54% 11.04% 12.34% 10.54% 12.34 % Tier 1 Capital (to total assets) 8.73% 9.12% 9.36% 8.73% 9.36 % Nonperforming loans (excl gov’t gtd balance)/total loans held for investment(2) 0.87% 0.88% 0.84% 0.87% 0.84 % ACL/Total loans held for investment at amortized cost 1.50% 1.62% 1.61% 1.50% 1.61% (1) Annualized (2) Excludes loans measured at fair value

15 $81 $83 $85 $85 $85 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $20 $40 $60 $80 $100 $120 Strong balance sheet on track for continued sustainable growth STRATEGIC GROWTH Total Assets ($M) Total Loans HFI ($M) Total Deposits ($M) Tangible Common Equity ($M) $1,087 $1,134 $1,118 $1,144 $1,218 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $837 $878 $916 $935 $1,008 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $0 $200 $400 $600 $800 $1,000 $1,200 $945 $1,018 $985 $1,007 $1,042 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $0 $200 $400 $600 $800 $1,000 $1,200

16 SUMMARY OF KEY RATIOS ROAA (%)(1) ROATCE (%)(1) Net Interest Margin (%)(1) Noninterest Income / Total Revenue from Continuing Operations 0.52% 0.71% 0.60% 0.29% 0.29% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 0.00% 0.50% 1.00% 5.86% 8.46% 6.37% 2.06% 2.26% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 0.00% 5.00% 10.00% 15.00% 4.18% 3.36% 3.48% 3.42% 3.43% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 51.97% 63.62% 62.33% 62.01% 55.93% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 20% 30% 40% 50% 60% 70% (1) Annualized

17 TANGIBLE BOOK VALUE PER SHARE $19.85 $20.12 $20.60 $20.45 $20.54 Tangible Book Value Per Share Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $10 $12 $14 $16 $18 $20 $22

18 $125 $156 $145 $131 $99 676 729 849 809 603 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $0 $25 $50 $75 $100 $125 $150 $175 550 600 650 700 750 800 850 900 950 1,000 • Nationally ranked #3 in total SBA units and #9 in dollars for the quarter ended June 30, 2024 • Strategic initiative to expand USDA business and industry lending program: a total of 3 experienced USDA lenders to support this effort • Total Q2 2024 government guaranteed loan production decreased 21.4% from Q2 2023 as a result of tighter credit underwriting standards • The Company’s specialty Bolt program, an SBA 7(a) loan product designed to provide working capital loans of $150 thousand or less to businesses throughout the country ◦ Since the launch in June 2022, the Company originated loans totaling $611.4 million, including $71.5 million in Q2 2024 ◦ New automation program launched through proprietary loan origination system PowerLOS and Open API, allowing increased volume and efficiency while limiting additional staff CREDITBENCH (SBA/USDA LENDING) Q2 2024 Highlights Government Guaranteed Loan Amount ($M) and Unit Volume

19 $1,122 $1,199 $1,252 $1,326 $1,358 $364 $373 $396 $375 $392 $758 $826 $856 $951 $966 HFI Government Guaranteed Loans (1) Government Guaranteed Loans Serviced for Others 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 $0 $250 $500 $750 $1,000 $1,250 $1,500 CREDITBENCH (SBA/USDA LOANS) Guaranteed Loans HFI and Loans Serviced for Others ($M) (1) Excludes PPP loans

20 Quarter Ended ($000s) 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 Core 7(a) $ 44,195 $ 36,635 $ 33,115 $ 25,967 $ 24,624 Core 504 — 14,571 482 2,419 2,593 Core USDA 5,525 19,800 9,080 4,000 — Bolt 74,785 84,905 102,264 98,170 71,459 Total $ 124,505 $ 155,911 $ 144,941 $ 130,556 $ 98,676 CREDITBENCH LOAN PRODUCTION

21 ASSET QUALITY Strong reserve well-positioned to withstand volatility in economic conditions 1.15% 1.13% 1.27% 1.71% 1.45% Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 0.0% 0.5% 1.0% 1.5% 2.0% Net charge-offs/Total average loans HFI at amortized cost ACL/Total loans held for investment at amortized cost 1.61% 1.68% 1.64% 1.62% 1.50% 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 0.0% 0.5% 1.0% 1.5% 2.0% ACL to nonperforming loans(1)(2) Past due and Nonaccrual loans to Total loans HFI at amortized cost(1)(2) 191.17% 152.29% 163.32% 183.75% 171.88% 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 1.56% 1.84% 2.02% 1.76% 1.84% 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 0.0% 1.0% 2.0% 3.0% (1) Excludes government guaranteed balances (2) Excludes loans measured at fair value

22 Quarter ended ($000s) 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 Ending balance $ 23,255 $ 20,006 $ 17,027 $ 14,345 $ 12,012 31-90 days past due 700 852 1,021 718 572 90+ days past due 220 351 258 170 137 Net charge-offs 601 755 896 770 576 Net charge-offs to average loans (annualized) 9.63% 13.97% 19.32% 19.53% 17.40 % UPGRADE CONSUMER LOANS Purchased unsecured consumer loans (no purchases after 2022: additional purchases are not planned)

23 COMMUNITY BANKING PERFORMANCE Q2 2024 Loan Production Summary: ▪ Loan production during the quarter was $79.8 million(1) ▪ Loans held for investment, including government guaranteed loans, increased by a net $74.1 million QoQ Q2 2024 Deposit Summary: ▪ Deposit balances increased $35.1 million QoQ ▪ Deposit portfolio increased by 3.5% in number of accounts (to 20,652 accounts totaling $1.04 billion) QoQ New Strategic Focus: • Launched Healthcare Banking in June Q2 2024 Highlights Banking Center & Deposits ($ in 000s) Total Deposits # Branch Year Opened 6/30/2024 6/30/2023 6/30/2022 1 St. Petersburg(2) 2017 $ 281,713 $ 277,276 $ 247,003 2 Seminole 1999 144,597 136,807 150,861 3 Pinellas Park 2005 93,725 90,211 69,395 4 Downtown Sarasota 2018 164,424 173,695 169,463 5 Countryside 2018 61,113 64,209 62,342 6 West Tampa 2020 104,359 110,112 53,352 7 Belleair Bluffs 2021 43,841 34,891 12,990 8 West Bradenton 2022 56,714 41,359 — 9 Carrollwood 2023 46,114 16,222 — 10 Bee Ridge 2023 27,596 — — 11 North Sarasota 2023 679 — — 12 South Tamiami Trail 2024 17,513 — — Total Branches (12) $ 1,042,388 $ 944,782 $ 765,406 (1) Excludes government guaranteed loan production (2) St. Petersburg branch deposits include other deposits generated by CreditBench, Cash Management, Corporate Treasury, and Virtual

APPENDIX

25 BOLT SINGLE LOAN EARNINGS EXAMPLE Immediate One-Time Impact Loan amount (Average amount of a Bolt loan) $ 130,000 Guaranteed amount (85% of total loan) 110,500 Unguaranteed amount (15% of total loan, retained by BayFirst) 19,500 Premium earned on sale of guaranteed amount 10,166 (The gross premium paid when the loan is sold, less 50% of the amount over 10% to be shared with SBA and approximately 20% which is deferred and recognized over the remaining life of the unguaranteed loan amount) Cost to originate (Includes third party referral fees and internal labor and origination costs) (3,868) Packaging fee (Paid by borrower to compile and transmit SBA compliant loan package) 1,560 Servicing right gain (Reflects future value of servicing on sold loans) 2,652 Provision for credit loss on unguaranteed amount (Booked according to ASC 326) (1,560) Net one-time impact 8,950 First year income statement impact from unguaranteed amount 1,216 (Includes net interest margin and accretion of deferred gain, offset by amortization of deferred costs and servicing asset) Combined immediate one-time and first year earnings impact $ 10,166 This example is for illustrative purposes and is not a guarantee of future loan size or volume and may not be indicative of the financial impact of future loans. The size, volume, and financial impact of such loans involve known and unknown risks and uncertainties, which may cause actual performance and results to be materially different.

26 OWNERSHIP OVERVIEW Total Common Stock Ownership Mix Note: Ownership information based on most recently disclosed common shares outstanding of 4,134,459 as of 7/18/24 Source: S&P Capital IQ Pro Vanguard Group Inc., 2.57% First Manhattan Co., 3.36% 1st & Main Growth Partners, 3.63% All Other Institutions, 9.08% Mark S. Berset, 6.88% All Other Directors/ Executive Officers, 8.01% Public/Other, 66.47%

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 27 DEPOSITS IN TAMPA BAY-SARASOTA REGION Total Deposits (Total Assets <$10BN and HQ in Tampa-Sarasota Region) Note: Deposit data as of March 31, 2024 Source: Uniform Bank Performance Reports Average Deposits Branches Deposits per Branch Rank Institution ($ millions) (No.) ($ millions) 1 Bank of Tampa $2,818 13 $217 2 BayFirst National Bank 1,007 12 84 3 Flagship Bank 569 6 95 4 Climate First 554 3 185 5 TCM Bank NA 245 1 245 6 Gulfside Bank 269 1 269 7 Central Bank 257 4 64 8 Waterfall Bank 155 1 155 9 Century Bank of Florida 93 1 93

No content below the lineNo content below the line Data color order: Used with accent colors: Complimentary colors: 28 LIQUIDITY SOURCES • Available Liquidity ◦ $63 million in cash and due from other banks ◦ $39 million in AFS investment securities • Off Balance Sheet Sources of Liquidity ◦ $133 million of unused, available borrowing capacity at the FHLB based on pledged loans ◦ $44 million available at the Federal Reserve Bank based on pledged loans ◦ $50 million in available Fed Funds borrowing lines from other banks • Contingent Sources ◦ Up to $123 million in brokered deposits (1) ◦ Up to $361 million in listing service deposits (1) (1) Based on Bank’s policy limits Data as of June 30, 2024

29 EXPERIENCED LEADERSHIP TEAM • Joined BayFirst as CFO in Q2 2018; Prior to joining BayFirst, Controller of Central Bank & Trust Co., a $2.5 billion privately held financial institution in Lexington, Kentucky, from May 2014 to June 2018 • Approximately 16 years with Crowe LLP as an auditor in the financial institution practice; served over 80 financial institution clients with assets ranging from $50 million to $4.5 billion throughout career, including several SEC registrants and FDICIA reporting institutions • B.S. in Accounting from the University of Kentucky • Joined BayFirst in Q1 2016 • Previous experience includes Florida Market President of Stearns Bank, SBA Product Manager of HomeBanc, and Community Bank President and SBA President of Republic Bank (MI) • B.A. in Business Administration from University of Notre Dame Robin Oliver Thomas G. Zernick Chief Executive Officer & Director of BayFirst and the Bank President & Chief Operating Officer of BayFirst and the Bank 29 Scott J. McKim EVP, Chief Financial Officer of BayFirst and the Bank • Joined BayFirst in July 2023 • Previous experience includes Chief Strategy Officer of 121 Financial Credit Union, Chief Financial Officer and Chief Lending Officer of Publix Employees Federal Credit Union, and Director of Corporate Finance and Divisional CFO for Huntington Bancshares • B.S. in Accounting from Bowling Green State University and a M.B.A from Max M. Fisher College of Business, The Ohio State University

30 EXPERIENCED LEADERSHIP TEAM • Joined BayFirst in Q4 2017; Prior to joining BayFirst, over fifteen years of Mortgage Banking administration experience as well as Human Resources experience supporting mid-size financial institutions • B.B.S from The University of Florida and M.B.A from The University of Tampa Brandi Jaber John Macaluso EVP, Chief Production Officer EVP, Chief Technology Officer 30 Lewis Benner EVP, Chief Credit Officer • Joined BayFirst in 2018; Prior to joining BayFirst, Mr. Benner served in leadership roles from multiple financial institutions • B.A. in Business Administration from Elizabethtown College • Joined BayFirst in 2018 • Held leadership positions at multiple institutions amassing expertise in many areas of community banking and business development • B.S. in Economics with an emphasis in Mathematics from University of Wisconsin-Madison Thomas Quale EVP, Chief Lending Officer and Market President • Joined BayFirst in Q4 2020 • 37 years of information technology experience • Served as CTO for Fiserv, Inc. • B.A. from University of South Florida